                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 4, 2007
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

            KANSAS                      0-22760                  48-1099142
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)
                                                                                                                                                  6
     846 N. Mart-Way Court, Olathe, Kansas                          66061
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.01  Entry into a Material Definitive Agreement.

     On September 4, 2007 Elecsys Corporation announced that it has entered into an  Asset  Purchase  Agreement  to  acquire  substantially  all of  the  assets, including  the  product  lines and  intellectual  property,  and assume  certain liabilities,  of Radix International Corporation and its subsidiary of Salt Lake
City, Utah. The performance  related  consideration  for the acquisition will be paid over the next five years.  The  acquisition  is subject to certain  closing conditions and is expected to close by September 14, 2007.

     A press release  announcing the transaction is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (c)   EXHIBITS. The following exhibits are filed herewith:

     99.1  Press Release dated September 4, 2007.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  September 4, 2007
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                          Todd A. Daniels
                                          Vice President and Chief Financial
                                          Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press release dated September 4, 2007